SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 16, 2009

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3092 Brickhouse Court, Virginia Beach, Virginia	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On September 16, 2009, the Registrant received a notice from the Nasdaq Stock Market informing the Registrant that for the last 30 consecutive business days, the bid price of the Registrant’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion by Listing Rule 5550(a)(2). The letter stated that the Registrant will be provided a grace period of 180 calendar days, or until March 15, 2010, to regain compliance. To regain compliance, anytime before March 15, 2010, the bid price of the Registrant’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days. If the Registrant does not regain compliance with Rule 5550(a)(2) by March 15, 2010, Nasdaq will determine whether the Registrant meets the Nasdaq Stock Market initial listing criteria except for the bid price requirement. If it meets the initial listing criteria, Nasdaq will notify the Registrant that it has been granted an additional 180 calendar day compliance period. If the Registrant is not eligible for an additional compliance period, Nasdaq will provide the Registrant with written notification that its common stock will be delisted. At that time, the Registrant may appeal Nasdaq’s determination to delist its common stock to the Listings Qualifications Panel.

On September 16, 2009, the Registrant also received a notice from the Nasdaq Stock Market informing the Registrant that for the last 30 consecutive trading days, the Registrant’s common stock has not maintained a minimum market value of publicly held shares of $1,000,000 as required for continued inclusion by Listing Rule 5550(a)(5). The letter stated that the Registrant will be provided 90 calendar days, or until December 15, 2009, to regain compliance. To regain compliance, anytime before December 15, 2009, the minimum market value of publicly held shares of the Registrant’s common stock must be $1,000,000 or more for a minimum of 10 consecutive trading days. If the Registrant does not regain compliance with Rule 5550(a)(5) by December 15, 2009, Nasdaq will provide the Registrant with written notification that its common stock will be delisted. At that time, the Registrant may appeal Nasdaq’s determination to delist its common stock to the Listings Qualifications Panel.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press Release dated September 22, 2009 entitled “Waterside Capital Receives Nasdaq Compliance Notice.”

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/s/ Franklin P. Earley
President and Chief Executive Officer

Dated: September 22, 2009

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated September 22, 2009 entitled “Waterside Capital Receives Nasdaq Compliance Notice.”

4